Exhibit 99.1

FORM OF INSTRUCTIONS AS TO USE OF STANDARD PACIFIC CORP.

SUBSCRIPTION RIGHTS CERTIFICATES

PLEASE CONSULT THE ALTMAN GROUP, INC. (THE “INFORMATION AGENT”), OR

YOUR BANK, BROKER OR OTHER NOMINEE AS TO ANY QUESTIONS.

The following instructions relate to the rights offering (the “Rights Offering”) by Standard Pacific Corp., a Delaware corporation (the “Company”), to the holders of its common stock, par value $0.01 per share (“Common Stock”), as described in the Company’s prospectus supplement, dated August 4, 2008 and the accompanying prospectus (collectively, the “Prospectus”). In the event that there is a conflict between these instructions and the Prospectus, the Prospectus controls. The Company’s stockholders of record at the close of business on Monday, July 28, 2008 (the “Record Date”), other than MP CA Homes LLC (“MP CA Homes”), an affiliate of MatlinPatterson Global Advisers LLC, are receiving one transferable subscription right (“Right”) for each share of Common Stock held by them at the Record Date. Each Right will entitle the holder to purchase 0.68523554 new shares of Common Stock at $3.05 per full share (the “Subscription Price”). In the Rights Offering, the Company is offering an aggregate of approximately 50,000,000 shares of Common Stock.

MP CA Homes has agreed to be a standby purchaser in the Rights Offering. As such, MP CA Homes will purchase in a private placement the Common Stock equivalent of all shares not purchased through the exercise of the Rights, in the form of preferred stock, as further described in the Prospectus.

No fractional shares of Common Stock will be issued upon exercise of the Rights and no cash in lieu thereof will be paid. Instead, fractional shares of Common Stock will be rounded down to the nearest whole share. Nominee holders of Common Stock that hold, on the Record Date, shares for the account of more than one beneficial owner may exercise the number of Rights to which all such beneficial owners in the aggregate would otherwise have been entitled if they had been direct record holders of Common Stock on the Record Date, provided such nominee holder provides an appropriate “Nominee Holder Certification Form” to the Subscription Agent with respect to each exercise.

The Rights will expire at 5:00 p.m., New York City time, on Friday, August 22, 2008, unless extended by the Company as described in the Prospectus (the “Expiration Time”). It is anticipated that the Rights will be traded on the New York Stock Exchange under the symbol “SPF RT” beginning on or about August 5, 2008, the first business day following the commencement of the Rights Offering, until 4:00 p.m., New York City time, on August 21, 2008, the last business day prior to the scheduled Expiration Time. The Company cannot assure you that a trading market for the Rights will develop.

The number of Rights to which a holder is entitled is printed on the face of that holder’s Rights Certificate representing such Rights (each, a “Rights Certificate”). You should indicate your wishes with regard to the exercise, assignment, transfer or sale of your Rights by completing the Rights Certificate and returning it to the Subscription Agent in the envelope provided. The subscription agent for the Rights Offering is Mellon Bank N.A. (“BNY Mellon”).

YOUR RIGHTS CERTIFICATE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, OR GUARANTEED DELIVERY REQUIREMENTS WITH RESPECT TO YOUR RIGHTS CERTIFICATE MUST BE COMPLIED WITH, AND PAYMENT OF THE SUBSCRIPTION PRICE MUST BE RECEIVED, AS MORE SPECIFICALLY DESCRIBED IN THE PROSPECTUS, BY THE SUBSCRIPTION AGENT ON OR BEFORE THE EXPIRATION TIME. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME WILL EXPIRE.

1.	Exercise of Subscription Rights.

To exercise the Rights, deliver your properly completed and executed Rights Certificate, together with payment in full of the Subscription Price for each share of Common Stock subscribed for, to the Subscription Agent prior to the Expiration Time (unless complying with the guaranteed delivery procedures described below).

Payment of the Subscription Price must be made for the full number of shares of Common Stock being subscribed for by check or bank draft drawn upon a U.S. bank or postal or express money order payable to Mellon Investor Services LLC (on behalf of the Subscription Agent); or by wire transfer of immediately available funds to the account maintained by the Subscription Agent for such purpose at Mellon Bank NA, ABA 043-000-261, Mellon Investor Services LLC, Reorg A/C 0018518, Ref: Standard Pacific—Job 133701—[name of rights holder], Attn: Michael Eguia, T: 201-680-3560. Any wire transfer should clearly indicate the identity of the subscriber who is paying the Subscription Price by wire transfer. Payments of the Subscription Price will be deemed to have been received upon (i) clearance of any uncertified check, (ii) receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank or of any postal or express money order, or (iii) receipt of collected funds in the subscription account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take five or more business days to clear. Accordingly, Rights holders who wish to pay the Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment is received and clears by such date and are urged to consider payment by means of certified or cashier’s check, money order or wire transfer of funds. Please note, however, that all exercises of the Rights are irrevocable, even if you later learn information that you consider to be unfavorable to the exercise of the Rights. As such, if a holder exercises Rights prior to the announcement of the results of the Company’s Special Meeting scheduled for August 18, 2008, as described in the Prospectus, such holder will not be able to revoke the exercise regardless of whether or not the matters to be submitted at such meeting are approved. A holder should thus not exercise the Rights unless certain that it wishes to purchase additional shares of Common Stock at the Subscription Price of $3.05 per full share.

If you subscribe for less than all of the Rights, the Subscription Agent will issue a new Rights Certificate in your name with respect to the unexercised Rights. You should be aware that if you choose to exercise less than all of the Rights, you may not receive a new Rights Certificate in sufficient time to exercise, assign, transfer or sell the remaining Rights.

If you have not indicated the number of shares of Common Stock being purchased on the Rights Certificate, or if you have not forwarded full payment of the Subscription Price for the number of shares of Common Stock that you have indicated are being purchased, you will be deemed to have exercised the lesser of (1) the maximum number of Rights that may be exercised with the aggregate Subscription Price payment delivered to the Subscription Agent, and (2) the maximum number of Rights represented by the Rights Certificate submitted. If the Company does not apply your full payment to your purchase of shares of Common Stock, it or the Subscription Agent will return the excess amount to you by mail, without interest or deduction, as soon as practicable after the Expiration Time.

The Rights Certificate and payment of the Subscription Price, or, if applicable, Notices of Guaranteed Delivery (as defined below) must be delivered to the Subscription Agent by one of the methods described below:

By Mail:	By Overnight Courier:	By Hand:

Mellon Bank N.A. c/o Mellon Investor Services LLC Attention: Corporate Actions Dept. P.O. Box 3301 South Hackensack, NJ 07606	Mellon Bank N.A. c/o Mellon Investor Services LLC Attention: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310	Mellon Bank N.A. c/o Mellon Investor Services LLC Attention: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

Facsimile Transmission: (Eligible Institutions Only) (201) 680-4626	To confirm receipt of facsimile only: (201) 680-4860

The address and telephone numbers of the Information Agent, for inquiries, information or requests for additional documentation with respect to the Rights or the Rights Offering are as follows:

The Altman Group

1200 Wall Street West, 3rd Floor

Lyndhurst, NJ 07071

Call toll-free: (866) 864-4946

Banks and Brokers call: (201) 806-7300

Fax: (201) 460-0050

Email: reorg@altmangroup.com

If you wish to exercise your Rights, but you do not have sufficient time to deliver the Rights Certificate evidencing your Rights to the Subscription Agent prior to the Expiration Time, you may cause a written guarantee substantially in the form enclosed herewith (the “Notice of Guaranteed Delivery”) from a commercial bank, trust company, securities broker or dealer, credit union, savings association or other eligible guarantor institution which is a member of or a participant in a signature guarantee program acceptable to the Subscription Agent (each of the foregoing being an “Eligible Institution”), to be received by the Subscription Agent at or prior to the Expiration Time, together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your Rights Certificate, the number of shares of Common Stock being subscribed for pursuant to the exercise of the Rights and must guarantee the delivery to the Subscription Agent of your properly completed and executed Rights Certificate within three business days following the date the Subscription Agent receives the Notice of Guaranteed Delivery. If this procedure is followed, your Rights Certificate must be received by the Subscription Agent within three business days following the date the Subscription Agent receives the Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent, at the address, or by calling the telephone number, indicated above.

Banks, brokers, trusts, depositaries or other nominee holders of the Rights who exercise the Rights on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and the Company on a Nominee Holder Certification Form the number of Rights exercised pursuant to the Rights by each beneficial owner of Rights on whose behalf such nominee holder is acting.

2.	Conditions to Completion of the Rights Offering.

There are no conditions to the completion of the Rights Offering. However, the Company has the right to cancel the Rights Offering for any reason prior to the Expiration Time.

3.	Delivery of Shares of Common Stock.

The following deliveries and payments will be made to the address shown on the face of your Rights Certificate unless you provide instructions to the contrary in your Rights Certificate.

(a) Common Stock. As soon as practicable after the Expiration Time, the Subscription Agent will deliver to each holder validly exercising Rights the shares of Common Stock purchased pursuant to such exercise.

(b) Return of Excess Payments. As soon as practicable after the Expiration Time, the Subscription Agent will promptly deliver to each Rights holder any excess funds, without interest or deduction, received in payment of the Subscription Price for each share of Common Stock that is subscribed for by such Rights holder.

4.	To Sell or Transfer Rights.

If you subscribe for fewer than all of the shares of Common Stock represented by your Rights Certificate, you may request from the Subscription Agent a new Rights Certificate representing your unexercised Rights and then subsequently exercise or sell your unexercised Rights as described below. Alternatively, you may transfer all or a portion of your Rights and request from the Subscription Agent a new Rights certificate representing the Rights that you did not transfer, if any. However, the Subscription Agent will only facilitate subdivisions or transfers of Rights Certificates until 5:00 p.m., New York City time, on August 19, 2008, three business days prior to the scheduled Expiration Time. The Subscription Agent will not issue any Rights Certificates for unexercised Rights after the Expiration Time.

(a) Transfer of All or Less than All Unexercised Rights to One Designated Transferee. To transfer all of your unexercised Rights to a designated transferee or to a broker, dealer or nominee for sale on your behalf, you must so indicate in box “F” and complete Section 2 of your Rights Certificate. A Rights Certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new Rights Certificate issued. If you wish to transfer less than all of your unexercised Rights to one designated transferee or to a broker, dealer or nominee for sale on your behalf, so indicate in box “F” and complete Section 2 of your Rights Certificate and the Subscription Agent will issue a new Rights Certificate in your name with respect to the unexercised Rights not transferred. In each case, such instructions should be guaranteed by an Eligible Institution. If no such instructions are received, the Subscription Agent will issue you a new Rights Certificate evidencing the unexercised Rights not transferred. When completing such instructions, consider that you may only transfer whole Rights and not fractional Rights. Also consider that you may not transfer your Rights to anyone outside the United States without satisfying the terms and conditions for such transfer as described in the Prospectus. If box “F” is checked but Section 2 is not completed, the Subscription Agent may thereafter treat the bearer of the Rights Certificate as the absolute owner of all of the Rights evidenced by such Rights Certificate for all purposes, and neither the Subscription Agent nor the Company shall be affected by any notice to the contrary.

(b) Transfer of All or Less than All Unexercised Rights to More than One Designated Transferee. Because only the Subscription Agent can issue Rights Certificates, if you wish to transfer all or less than all of the unexercised Rights evidenced by your Rights Certificate to more than one designated transferee or to more than one broker, dealer or nominee for sale on your behalf, you must first have your Rights Certificate divided into Rights Certificates of appropriate denominations by following the instructions in Section 5 below. Each Rights Certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in Section 4(a) above. In any such case consider that you may not transfer your Rights to anyone outside the United States without satisfying the terms and conditions for such transfer as described in the Prospectus.

(c) Sale of All Unexercised Rights Through the Subscription Agent. If you are a record holder of a Rights Certificate, you may sell your Rights through the Subscription Agent.

To sell unexercised Rights evidenced by a Rights Certificate through the Subscription Agent, so indicate by checking box “D” and completing Section 1. IF THE SUBSCRIPTION AGENT SELLS ANY OF YOUR RIGHTS, SUCH RIGHTS WILL BE DEEMED TO HAVE BEEN SOLD AT THE WEIGHTED AVERAGE NET SALE PRICE OF ALL RIGHTS SOLD BY THE SUBSCRIPTION AGENT ON THE RELEVANT DATE OF SALE. IF LESS THAN ALL SALES ORDERS RECEIVED BY THE SUBSCRIPTION AGENT ON A PARTICULAR DATE ARE FILLED, IT WILL PRORATE THE NET PROCEEDS FROM THE SALE OF RIGHTS THAT WERE ABLE TO BE EXECUTED AMONG YOU AND THE OTHER SUBSCRIPTION RIGHTS HOLDERS THAT ELECTED TO SELL THEIR SUBSCRIPTION RIGHTS ON THAT DATE BASED UPON THE NUMBER OF SUBSCRIPTION RIGHTS THAT EACH HOLDER HAS INSTRUCTED THE SUBSCRIPTION AGENT TO SELL ON SUCH DATE. THE SUBSCRIPTION AGENT IS REQUIRED TO SELL YOUR SUBSCRIPTION RIGHTS ONLY IF IT IS ABLE TO FIND BUYERS. The Subscription Agent will send the holder by mail a check for the net proceeds from the sale of any Rights sold, less a $0.12 per

Right commission and any applicable taxes, as soon as practicable following the sale. NO ASSURANCE CAN BE GIVEN THAT A MARKET WILL DEVELOP OR BE MAINTAINED FOR THE RIGHTS OR THAT THE SUBSCRIPTION AGENT WILL BE ABLE TO SELL ANY RIGHTS. You must have your order to sell your Rights to the Subscription Agent by 5:00 p.m., New York City time, on August 19, 2008, three business days prior to the Expiration Time. If the Subscription Agent cannot sell your Rights by 5:00 p.m., New York City time, on August 19, 2008, the Subscription Agent will hold your Rights Certificate for pick up by you at the Subscription Agent’s hand delivery address provided above. We encourage you to review the discussion in the Prospectus under the headings “This Rights Offering—Methods for Transferring and Selling Subscription Rights.”

(d) Sale of Less than All Unexercised Rights Through the Subscription Agent. If you desire to sell less than all your unexercised Rights through the Subscription Agent, you may have your Rights Certificate divided into Rights Certificates of appropriate denominations by following the instructions in Section 5 below. The Rights Certificate evidencing the number of unexercised Rights you intend to sell can then be sold by following the instructions in Section 4(c). When completing such instructions, consider that you may only request that the Subscription Agent sell whole Rights and not fractional Rights.

(e) Sale of Subscription Rights Through a Broker. If you are a beneficial owner of shares of Common Stock on the Record Date or will receive your Rights through a broker, custodian bank or other nominee, we will ask your broker, custodian bank or other nominee to notify you of the Rights Offering. If you wish to sell your Rights through your broker, custodian bank or other nominee, you must deliver your order to sell to your broker, custodian bank or other nominee such that it will be actually received prior to 4:00 p.m., New York City time, on August 21, 2008, the last business day prior to the Expiration Time. If you sell your Rights through your broker, custodian bank or other nominee instead of the Subscription Agent, your sales proceeds will be the actual sales price of your Rights less any applicable broker’s commission, taxes or other fees, rather than the weighted average net sale price of all Rights sold by the Subscription Agent on the relevant date described above.

5.	To Have a Rights Certificate Divided Into Smaller Denominations.

To have your Rights Certificate divided into smaller denominations, send your Rights Certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided), signed by you, to the Subscription Agent, allowing a sufficient amount of time for new Rights Certificates to be issued and returned so that they can be used prior to the Expiration Time. Alternatively, you may assign your unexercised Rights to a bank or broker to effect such actions on your behalf. Your signature must be guaranteed by an Eligible Institution if any of the new Rights Certificates are to be issued in a name other than that in which the old Rights Certificate was issued. A Rights Certificate may only be divided so that (through rounding or otherwise) you, together with any purchaser or transferee of part of your Rights (if applicable), will not receive a greater number of Rights than those to which you would be entitled if you had not divided your Rights Certificate. Any instruction to the contrary will be rejected.

6.	Delivery of New Rights Certificate

As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive new Rights Certificate(s) as provided hereunder in time to enable the Rights holder to complete a sale, exercise or transfer by the Expiration Time. Neither the Company nor the Subscription Agent will be liable to any holder, a transferor or transferee for any such delays.

7.	Execution.

(a) Execution by Registered Holder(s). The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. If the Rights Certificate is registered in the names of two or more joint owners, all of such owners must sign. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by a Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless the Company dispenses with proof of authority, in its sole and absolute discretion.

(c) Signature Guarantees. Your signature must be guaranteed by an Eligible Institution if you elect: (1) to transfer all or less than all of your unexercised Rights to a designated transferee or to a broker, dealer or nominee for sale on your behalf as specified in Section 4(a), (2) to have the Subscription Agent sell all of your unexercised Rights, as specified in Section 4(c), unless the proceeds are to be delivered to you in your name, or (3) that the Common Stock to be issued upon exercise of the Rights or any refund check is to be issued in the name of any person other than the Rights holder, or delivered to any person other than the Rights holder.

8.	Method Of Delivery.

The method of delivery of Rights Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent prior to the Expiration Time.

9.	Special Provisions Relating To The Delivery Of Rights Through The Depository Trust Company.

In the case of holders of Rights that are held of record through The Depository Trust Company (“DTC”), exercises of the Rights may be effected by instructing DTC to transfer Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with payment of the Subscription Price for each share of Common Stock subscribed for pursuant to the exercise of the Rights.